UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

XCF GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42687	33-4582264
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 City West Blvd Suite 150-138 Houston, TX (Address of principal executive offices)	77042 (Zip Code)

(346) 630-4724

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SAFX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2026, New Rise Renewables Reno, LLC (“New Rise Reno”), a subsidiary of XCF Global, Inc. (“XCF” or the “Company”), and Twain GL XXVIII, LLC (“Twain”) entered into a Forbearance Agreement (the “2026 Twain Forbearance Agreement”), pursuant to which Twain has agreed to forbear from exercising its rights and remedies under the Ground Lease and related documents and/or applicable law with respect to any alleged defaults or alleged events of default until January 1, 2027, subject to certain conditions and exceptions provided in the 2026 Twain Forbearance Agreement. In consideration of Twain’s forbearance, XCF agreed to issue 4,000,000 shares of XCF Common Stock (the “2026 Landlord Shares”) to Twain and agreed to use its reasonable best efforts to file a registration statement on appropriate form with the SEC to register the 2026 Landlord Shares for resale. The net proceeds of any sale of the 2026 Landlord Shares are to be credited on a dollar-for-dollar basis against any remaining principal, interest, and penalties owed by New Rise Reno to Twain.

The foregoing description of the 2026 Twain Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the2026 Twain Forbearance Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information included in Item 1.01 is incorporated by reference into this Item 3.02. The issuance of the 2026 Landlord Shares to Twain were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

Item 8.01	Other Events.

On May 1, 2026, the Company issued a press release regarding the 2026 Twain Forbearance Agreement. On May 4, 2025, the Company also issued a press release providing a corporate and operational update for the first quarter of 2026. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	2026 Twain Forbearance Agreement, dated as of April 29, 2026, by and between New Rise Reno and Twain.
99.1	Press Release dated May 1, 2026.
99.2	Press Release dated May 4, 2026.
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2026	XCF GLOBAL, INC.

	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Chief Executive Officer